Note 8 - Loss per Share	6 Months Ended
Sep. 30, 2018
Earnings Per Share [Abstract]
Note 8 - Loss per Share

Note 8 – Loss per Share

The Company's basic loss per share has been calculated using the weighted average number of common shares outstanding during the period. The Company had 73,579,521 and 58,197,413 of potentially dilutive common shares at September 30, 2018, and September 30, 2017, respectively. However, such common stock equivalents were not included in the computation of diluted net loss per share as their inclusion would have been anti-dilutive.